Fair Value Measurements	9 Months Ended
Sep. 30, 2014
Fair Value Disclosures [Abstract]
Fair Value Measurements

12. Fair Value Measurements

U.S. GAAP provides a framework for measuring fair value, establishes a fair value hierarchy of the valuation techniques used to measure the fair value and requires certain disclosures relating to fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in a market with sufficient activity.

The three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value is as follows:

•	Level 1—Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities that a Company has the ability to access;

•	Level 2—Inputs, other than the quoted market prices included in Level 1, which are observable for the asset or liability, either directly or indirectly; and

•	Level 3—Unobservable inputs for the asset or liability which is typically based on an entity’s own assumptions when there is little, if any, related market data available.

The Company evaluates assets and liabilities subject to fair value measurements on a recurring and non-recurring basis to determine the appropriate level to classify them for each reporting period. This determination requires significant judgments to be made by the Company. The fair values of receivables, accounts payable, accrued costs and other current liabilities approximate the carrying values as a result of the short-term nature of these instruments.

The Company estimates the fair value of its debt by discounting the future cash flows of each instrument using estimated market rates of debt instruments with similar maturities and credit profiles. These inputs are classified as Level 3 within the fair value hierarchy. As of December 31, 2013 and September 30, 2014, the carrying value reported in the consolidated balance sheet for the Company’s notes payable approximated its fair value.

The only assets or liabilities the Company had at September 30, 2014 that are recorded at fair value on a recurring basis is the interest rate cap that the Company entered into on March 31, 2014 that had a fair value of $0.1 million as of September 30, 2014 (see Note 13, Debt) and natural gas hedges that had a fair value of $0.1 million at September 30, 2014. Both the interest rate cap and the natural gas hedges are classified within Level 2 of the fair value hierarchy as they are valued using third party pricing models which contain inputs that are derived from observable market data.

Assets and liabilities that are measured at fair value on a non-recurring basis include intangible assets and goodwill. These items are recognized at fair value when they are considered to be impaired.

There were no fair value adjustments for assets and liabilities measured on a non-recurring basis. The Company discloses fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value.